UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 APRIL 15, 2005
                Date of Report (Date of Earliest Event Reported)


                            AMES NATIONAL CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             IOWA                          0-32637               42-1039071
--------------------------------------------------------------------------------
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


                                405 FIFTH STREET
                                AMES, IOWA 50010
                    ----------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (515) 232-6251


                                 NOT APPLICABLE
              ----------------------------------------------------
              (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)



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

Item 2.02  Results of Operations and Financial Condition

The following exhibit is filed as part of this Report:

  Exhibit No.                                            Description
  -----------                                  ---------------------------------
     99.1                                      News Release dated April 15, 2005


Item 9.  Regulation FD Disclosure

On April 15, 2005, Ames National Corporation issued a News Release announcing financial results for the three months ended March 31, 2005 and forecasted earnings for the year ended December 31, 2005. A copy of the New Release is attached hereto as Exhibit 99.1.


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
                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AMES NATIONAL CORPORATION


Date:  April 15, 2005                        By:   /s/ Daniel L. Krieger
                                                   -----------------------------
                                                   Daniel L. Krieger, President
                                                   (Principal Executive Officer)


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

                                  EXHIBIT INDEX


Exhibit No.                                              Description
-----------                                    ---------------------------------

   99.1                                        News Release dated April 15, 2005



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